                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


                                      EXHIBIT A

                      The name, residence or business address, and
               present principal occupation of each executive officer and director of the Reporting Persons, and of each person who may be deemed to be a Controlling Person of the Reporting Persons, are as follows (unless otherwise indicated, each person listed below is a Canadian citizen).

                      LIST OF DIRECTORS OF LA CONF D RATION DES
               CAISSES POPULAIRES ET D'ECONOMIE DESJARDINS DU QU BEC AND LA SOCIETE DES CAISSES DESJARDINS INC.


               Name             Business Address        Principal Occupations                ____             ________________
       Michel Adam           Federation des caisses    Director
                             populaires
                             Desjardins du centre
                             du Quebec
                             2000, boul. des
                             Recollets
                             Case postale 1000
                             Trois-Rivieres
                             (Quebec)
                             69A 5K3
       Pierre Barnes         Federation des caisses    Executive Vice
                             populaires                President and
                             Desjardins de Montreal    Chief Operating Officer
                             et de
                             l'Ouest-du-Quebec 1,
                             complexe
                             Desjardins, bureau
                             4022
                             C.P. 35, succursale
                             Desjardins
                             Montreal (Quebec)
                             H5B 1E7
       Claude Beland         La Confederation de       President and Chairman
                             caisses                   of the Board
                             populaires et
                             d'economie
                             Desjardins du Quebec
                             100, avenue des
                             Commandeurs
                             Levis (Quebec)
                             G6V 7N5
       Jean-Eudes Bergeron   Federation des caisses    Senior Vice President
                             populaires                and
                             Desjardins du             General Manager
                             Saguenay-Lac
                             St. Jean
                             50, rue des Roses
                             Metabetchouan (Quebec)
                             G0W 2A0
       Laurent Bisson        Caisse populaire de       Director
                             Levis                     Federation des caisses
                             300, Cote-du-Passage      populaires
                             Levis (Quebec)            Desjardins du Qu bec
                             G6V 6Y8


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Francois Brien        Federation des caisses    President
                             populaires
                             Desjardins de
                             l'Abitibi
                             532, 7 Rue ouest
                             Amos (Quebec)
                             J9T 3W7
       Simon Caron           28, rue Pelletier         President
                             St. Louis-du-Ha-Hal       Federation des caisses
                             (Quebec)                  populaires
                             G0L 3S0                   Desjardins du Bas St.
                                                       Laurent
       Yvan Caron            Federation des caisses    President
                             populaires
                             Desjardins du Quebec
                             95, avenue des
                             Commandeurs
                             Levis (Quebec)
                             G6V 6P6
       Gerard Chabot         Federation des caisses    Director
                             populaires
                             Desjardins de Montreal
                             et de
                             l'Ouest-du-Qu bec 1,
                             complexe Desjardins -
                             40 etage
                             Montreal (Quebec)
                             H5B 1E7
       Gilles Clement        Caisse populaire          Director
                             Notre-Dame de             Federation des caisses
                             Bellerive                 populaires
                             120, rue Alexandre
                             Salaberry-de-Valleyfie    Desjardins de Montreal
                             ld (Quebec)               et de
                             J6S 4V7                   l'Ouest-du-Qu bec
       Alain Contant         Caisse populaire de       Director Federation des
                             Pontmain                  caisses
                             76, boul. Cartier         populaires Desjardins
                             Laval-des-Rapides         de
                             (Quebec)                  Montreal et de
                             H7N 2H5                   l'Ouest-du-Qu bec
       Yvon Cormier          Caisse populaire de       Director
                             St. Philippe              Federation des caisses
                             40, rue Begin             populaires
                             Case postale 236          Desjardins du centre du
                             Drummondville (Quebec)    Quebec
                             J2B 6V7
       Raymond Gagne         Case postale 9            President
                             Gaspe (Quebec)            Federation des caisses
                             G0C 1R0                   populaires
                                                       Desjardins de la
                                                       Gaspesie et des
                                                       Iles-de-la-Madeleine


                                                     EXHIBIT A
                                                     Page     of ___                                                             ___


       Raymond Hainse        2018, des Erables         Director
                             Plessisville (Qu bec)     Federation des caisses
                             G6L 2E7                   populaires
                                                       Desjardins du Qu bec
       Marc Jean             532, rue Genast           Director
                             St. Romuald (Qu bec)      Federation des caisses
                             G6W 2X9                   populaires
                                                       Desjardins du Qu bec
       Gilles Lafleur        Federation des caisses    Senior Vice President
                             d'economie                and
                             Desjardins du Qu bec      General Manager
                             7755, boul, Louis-H.
                             Lafontaine
                             Anjou (Qu bec)
                             H1K 4M6
       Pierre Lariviere      Federation des caisses    President
                             populaires
                             Desjardins
                             de Richelieu-Yamaska
                             2175, rue Girouard
                             Ouest
                             Case postale 2000
                             St. Hyacinthe (Qu bec)
                             J2S 3A9
       Michel Latour         Federation des caisses    Senior Vice President
                             populaires                and
                             Desjardins de             General Manager
                             Richelieu-Yamaska
                             2175, rue Girouard
                             ouest
                             Case postale 2000
                             St. Hyacinthe (Qu bec)
       Yves Lavoie           Federation des caisses    Senior Vice President
                             populaires                and General Manager
                             Desjardins du Bas St.     Federation des caisses
                             Laurent                   populaires
                             681, boul, St. Germain    Desjardins du Bas St.
                             ouest                     Laurent
                             Case postale 2000
                             Rimouski (Qu bec)
                             G5L 7E5
       Marc Lemieux          Federation des caisses    Senior Vice President
                             populaires                and
                             Desjardins du Qu bec      General Manager
                             95, avenue des
                             Commandeurs
                             Levis (Qu bec)
                             G6V 6P6
       Yvon Marcoux          Univa                     Senior Vice President
                             1250, boul, Rene          Administration
                             Levesque ouest
                             41 etage
                             Montreal (Qu bec)
                             H3B 4X1


                                                     EXHIBIT A
                                                     Page     of ___                                                             ___


       Marcel Marquis        Federation des caisses    Senior Vice President
                             populaires                and
                             Desjardins de             General Manager
                             Lanaudiere
                             275, rue Beaudry nord
                             Case postale 500
                             Joliette (Qu bec)
                             J6E 3Z9
       Guy Menard            Caisse populaire de       Director
                             Maniwaki                  Federation des caisses
                             140, rue King             populaires
                             Maniwaki (Qu bec)
                             J9E 2L3                   Desjardins de Montreal
                                                       et de
                                                       l'Ouest-du-Qu bec
       Robert O'Farrell      Federation des caisses    President
                             populaires
                             Desjardins du centre
                             du Qu bec
                             2000, boul. des
                             Recollets
                             Case postale 1000
                             Trois-Rivieres
                             (Qu bec)
                             6A9 5K3
       Albert Ouellet        Federation des caisses    Senior Vice President
                             populaires                and
                             Desjardins de l'Estrie    General Manager
                             1845, rue King ouest
                             Sherbrooke (Qu bec)
                             J1J 2E4
       Michel Parent         109, Croissant            Director
                             L'Heureux                 Federation des caisses
                             St.                       d'economie Desjardins
                             Charles-sur-Richelieu     du Qu bec
                             (Qu bec)
                             J0H 2G0
       Jean-Guy Pilon        Federation des caisses    President
                             populaires
                             Desjardins du
                             Saguenay-Lac
                             St. Jean
                             50, rue des Roses
                             Metabetchouan (Qu bec)
                             G0W 2A0
       Jocelyn Proteau       Federation des caisses    President and Chief
                             populaires                Executive Officer
                             Desjardins de Montreal
                             et de
                             l'Ouest-du-Qu bec
                             1, complexe
                             Desjardins, bureau
                             4022
                             Montreal (Qu bec)
                             H5B 1E7


                                                     EXHIBIT A
                                                     Page     of ___                                                             ___


       Real Rioux            Federation des caisses    Senior Vice President
                             populaires                and General Manager
                             Desjardins de la
                             Gaspesie et des
                             Iles-de-la-Madeleine
                             473, boul. Perron
                             Case postale 250
                             Maria (Qu bec)
                             G0C 1Y0
       Yvon Roberge          Caisse populaire          Director
                             Notre-Dame des            Federation des caisses
                             Victoires                 populaires
                             5790, avenue              Desjardins de Montreal
                             Pierre-de-courbertin      et de l'Ouest-du-Qu bec
                             Montreal (Qu bec)
                             H1N 1R4
       Andre Roy             Universite de             President
                             Sherbrooke                Federation des caisses
                             Faculte de                populaires
                             l'Administration Boul.    Desjardins de l'Estrie
                             Universite
                             Sherbrooke (Qu bec)
                             J1K 2R1
       Michel Roy            618, rue de l'Entente     President
                             St. Charles Borromee      Federation des caisses
                             (Qu bec)                  populaires
                             J6E 6N8                   Desjardins de
                                                       Lanaudiere
       Andre Talbot          Federation des caisses    Senior Vice President
                             populaires                and
                             Desjardins de             General Manager
                             l'Abitibi
                             532, 7 rue ouest
                             Amos (Qu bec)
                             J9T 3W7
       Pierre Tardif         Caisse populaire de       Director
                             Longueuil                 Federation des caisses
                             1, rue St. Charles        populaires
                             ouest                     Desjardins de Montreal
                             Longueuil (Qu bec)        et de
                             J4H 1C4                   l'Ouest-du-Qu bec

                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


             OFFICERS OF LA CONFEDERATION DES CAISSES POPULAIRES
                      ET D'ECONOMIE DESJARDINS DU QU BEC

               Name             Business Address         Principal Occupation                ____             ________________
       Claude Beland         La Confederation des      President and Chairman
                             caisses populaires et     of the Board
                             d'economie
                             Desjardins due Qu bec
                             100, avenue des
                             Commandeurs
                             Levis (Qu bec)
                             G6V 7N5
       Jean-Eudes Bergeron   Federation des caisses    Senior Vice President
                             populaires                and General Manager
                             Desjardins du
                             Saguenay-Lac
                             St-Jean
                             50, rue des Roses
                             Metabetchouan (Qu bec)
                             G0W 2A0
       Yvan Caron            Federation des caisses    2nd Vice Chairman of
                             populaires                the Board
                             Desjardins du Qu bec      La Confederation des
                             95, avenue des            caisses
                             Commandeurs               populaires et
                             Levis (Qu bec)            d'economie Desjardins
                             G6V 6P6                   du
                                                       Qu bec
       Alban D'Amours        La Confederation des      Senior Vice President
                             caisses                   and Chief of
                             populaires et             Development and
                             d'economie                Auditing
                             Desjardins du Qu bec
                             100, avenue des
                             Commandeurs
                             Levis (Qu bec)
                             G6V 7N5
       Michel Doray          Confederation des         Senior Vice President,
                             caisses                   Public and Internal
                             populaires et             Affairs
                             d'economie Desjardins
                             du
                             Qu bec
                             100, avenue des
                             Commandeurs
                             Levis (Qu bec)
                             G6V 7N5
       Jocelyn Proteau       Federation des caisses    President and Chief
                             populaires                Executive Officer
                             Desjardins de
                             Montreal et de
                             l'Quest-du-Qu bec
                             1, complexe
                             Desjardins, bureau
                             4022
                             Montreal (Qu bec)
                             H5B 1E7



                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Michel Therien        La Confederation des      Senior Vice President
                             caisses                   and Chief
                             populaires et             Operating Officer
                             d'economie
                             Desjardins du Qu bec
                             100, avenue des
                             Commandeurs
                             Levis (Qu bec)
                             G6V 7N5


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


                      OFFICERS OF LA SOCIETE FINANCIERE
                         DES CAISSES DESJARDINS INC.

               Name             Business Address         Principal Occupation                ____             ________________
       Claude Beland         La Confederation des      Chairman of the Board
                             caisses                   and
                             populaires et             Chief Executive Officer
                             d'economie Desjardins
                             du Qu bec
                             100, avenue des
                             Commandeurs
                             Levis (Qu bec)
                             G6V 7N5
       Yvan Caron            Federation des caisses    President
                             populaires
                             Desjardins du Qu bec
                             95, avenue des
                             Commandeurs
                             Levis (Qu bec)
                             G6V 6P6
       Arslan El Guindy      La societe financiere     Vice President, Finance
                             des caisses
                             Desjardins inc.
                             1, Complexe Desjardins
                             C.P. 1024, succursale
                             Desjardins
                             Tour Sud, 36 etage
                             Montreal (Qu bec)
                             H5B 1C2
       Jean Marc             532, rue Genest           Secretary of the Board
                             St-Romuald (Qu bec)       La societe financiere
                             G6W 2X9                   des caisses
                                                       Desjardins inc.
       Humbertos Santos      Caisse centrale           President and Chief
                             Desjardins                Operating Officer
                             1, Complexe Desjardins    La societe financiere
                             Bureau 2822               des caisses
                             Case postale 220          Desjardins inc.
                             Montreal (Qu bec)
                             H5B 1B3


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF LA SOCI T
                   FINANCIERE DESJARDINS LAURENTIENNE INC.

       I.  DIRECTORS

               Name             Business Address         Principal Occupation                ____             ________________
       Claude B land         La Conf d ration des      President and Chairman
                             caisses populaires et     of the Board
                             d'economie Desjardins
                             du Qu bec
                             100, avenue des
                             Commandeurs
                             L vis (Qu bec)
                             G6V 7N5
       Simon Caron           28, rue Pelletier         President
                             St-Louis-du-Ha-Hal        F d ration des caisses
                             (Qu bec)                  populaires Desjardins
                             G0L 3S0                   du Bas St-Laurent
       Yvan Caron            Federation des caisses    President
                             populaires
                             Desjardins du Qu bec
                             95, avenue des
                             Commandeurs
                             L vis (Qu bec)
                             G6V 6P6
       Raymond Gagne         Case postale 9            President
                             Gaspe (Qu bec)            Federation des caisses
                             G0C 1R0                   populaires
                                                       Desjardins de la
                                                       Gaspesie et des
                                                       Iles-de-la-Madeleine
       Michel Latour         Federation des caisses    Senior Vice President
                             populaires                and
                             Desjardins de             General Manager
                             Richelieu-Yamaska
                             2175, rue Girouard
                             ouest
                             Case postale 2000
                             St. Hyacinthe (Qu bec)
                             J2S 3A9
       Robert O'Farrell      Federation des caisses    President
                             populaires
                             Desjardins du centre
                             du Qu bec
                             2000, boul. des
                             Recollets
                             Case postale 1000
                             Trois-Rivieres
                             (Qu bec)
                             G9A 5K3
       Albert Ouellet        Federation des caisses    Senior Vice President
                             populaires                and
                             Desjardins de l'Estrie    General Manager
                             1845, rue King ouest
                             Sherbrooke (Qu bec)
                             J1J 2E4


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Jocelyn Proteau       Federation des caisses    President and Chief
                             populaires                Executive Officer
                             Desjardins de Montreal
                             et de
                             l'Ouest-du-Qu bec
                             1, complexe
                             Desjardins, bureau
                             4022
                             Montreal (Qu bec)
                             H5B 1E7
       Michel Roy            618, rue de l'Entente     President
                             St. Charles Borromee      Federation des caisses
                             (Qu bec)                  populaires
                             J6E 6N8                   Desjardins de
                                                       Lanaudiere
       Humberto Santos       Caisse centrale           President and Chief
                             Desjardins                Executive Officer
                             1, Complexe Desjardins    La societe financiere
                                                       Desjardins Laurentienne
                             Bureau 2822               inc.
                             Case postale 220
                             Montreal (Qub c)
                             H5B 1B3

                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       II.  EXECUTIVE OFFICERS

               Name             Business Address       Principal Occupation                ____             ________________       _
       Claude Beland         La Confederation des      President and Chairman
                             caisses populaires et     of the Board
                             d'economie Desjardins
                             du Qu bec
                             100, avenue des
                             Commandeurs L vis
                             (Qu bec)
                             G6V 7N5
       Arslan El Guindy      La societe financiere     Vice President, Finance
                             des caisses Desjardins
                             inc.
                             1, Complexe Desjardins
                             C.P. 1024, succursale
                             Desjardins Tour Sud,
                             36e etage Montreal
                             (Qu bec)
                             H5B 1C2
       Fernand LaFleur       La societe financiere     Senior Vice President,
                             Desjardins                Financial and Strategic
                             Laurentienne inc.         Management
                             1, Complexe Desjardins
                             Tour Sud 36e etage
                             Montreal (Qu bec)
                             H5B 1C2
       Jean-Guy Larochelle   La Confederation des      Secretary
                             caisses populaires et     La societe financiere
                             d'economie Desjardins     Desjardins Laurentienne
                             du quebec                 inc.
                             100, avenue des
                             Commandeurs
                             Levis (Qu bec)
                             G6V 7N5
       Guy Rivard            La societe financiere     Senior Vice President,
                             Desjardins                Assets and Liabilities
                             Laurentienne inc.
                             1, Complexe Desjardins
                             Tour Sud 36e etage
                             Montreal (Qu bec)
                             H5B 1C2
       Humberto Santos       Caisse centrale           President and Chief
                             Desjardins                Executive Officer
                             1, Complexe Desjardins
                             Bureau 2822               La soci t  financi re
                             Case postale 220          Desjardines
                             Montr al (Qu bec)         Laurentienne inc.
                             HSB 1B3

                                                     EXHIBIT A
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                                                          ___


                   LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF THE
                      IMPERIAL LIFE ASSURANCE COMPANY OF CANADA


       I.  Directors

               Name             Business Address         Principal Occupation        _______              _ ____             _______
       Jean A. Arvis         De la Campagnie de        Advisor to the
                             Suez Immeable C.F.I.      Pr sident
                             4e  tage
                             21-23, rue de la Ville
                             l'Eveque
                             75008 Paris, France
                             (Mr. Arvis is a French
                             Citizen)
       Allan L. Beattie      Eaton's of Canada         Vice-Chairman
                             Limited
                             250 Yonge Street, 15th
                             Floor
                             Toronto, Ontario
                             M5B 1CB
       Robert G. Brown       The Imperial Life         President
                             Assurance Company of
                             Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Dr. Paul E.           The Clarke Institute      Psychiatrist-in-Chief
       Garfinkel             of Psychiatry
                             250 College Street
                             Room 835
                             Toronto, Canada
                             M5T 1C8
       Lord Marsh of         Laurentian Financial      Executive Chairman
       Mannington            Group plc.                of the Board
                             Laurentian House
                             Barnwood, Gloucestor
                             England
                             GL4 7RZ
                             (Lord Marsh is a
                             British Citizen)
       Charles P. Matheson   The Imperial Life         Director
                             Assurance Company of
                             Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       William G. Munro      The Imperial Life         Director
                             Assurance Company of
                             Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       The Hon. Brenda       Senate of Canada          Senator
       Robertson             Suite 303
                             Victoria Building
                             Ottawa, Ontario
                             K1A 0A4


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Robert St.-Jacques    The Imperial Life         Chairman of the Board
                             Assurance Company of      and CEO
                             Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Sandra Sutherland,    The Imperial Life         Director
       Q.C.                  Assurance Company of
                             Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       II.  Executive
       Officers
       Robert G. Brown       The Imperial Life         President
                             Assurance Company of
                             Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Bernard Dorval        The Imperial Life         President and CEO
                             Assurance Company of      Laurentian/Imperial
                             Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Paul Gauthier         The Imperial Life         Executive Vice
                             Assurance                 President
                             Company of Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       John Gilfoyle         The Imperial Life         Vice President,
                             Assurance                 Investments
                             Company of Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Claude Samson         The Imperial Life         Senior Vice-President
                             Assurance                 and Chief Financial
                             Company of Canada         Officer
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Robert St.-Jacques    The Imperial Life         Chairman of the Board
                             Assurance                 and CEO
                             Company of Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Genois Vachon         The Imperial Life         Vice President-
                             Assurance                 Manufacturing
                             Company of Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       David A. Wright       The Imperial Life         Senior Vice-President
                             Assurance                 and Chief Actuary
                             Company of Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7

                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


           LIST OF OFFICERS/DIRECTORS OF LAURENTIAN FINANCIAL INC.


       I.  DIRECTORS

               Name              Business Address         Principal Occupation                ____              ________________
       Jean A. Arvis         De la Campagnie de Suez    Advisor to the
                             Immeuble C.F.I 4e etage    President
                             21-23, rue de la Ville
                             l'Ev que
                             75008 Paris, France
                             (Mr. Arvis is a French
                             Citizen)
       Marcel Aubut          Aubut Chasot               Attorney
                             Avocats
                             2, Place Qu bec
                             C.P. 910
                             Qu bec (Qu bec)
                             G1R 4T4
       Allan L. Beattie      Eaton's of Canada          Vice-Chairman
                             Limited
                             250 Yonge Street
                             Toronto, Ontario
                             M5B 1CB
       Mario Bertrand        940 A, chemin Bond du      Director,
                             lac                        Laurentian Financial
                             Dorval (Qu bec)            Inc.
                             H9S 2C5
       Claude Castonguay     Laurentian Bank of         Chairman of the Board
                             Canada
                             1961, avenue McGill
                             College
                             Tour Banque
                             Laurentienne
                             Bureau 2070
                             Montr al (Qu bec)
                             H3A 3K3
       Guy J. Desmarais      Dercan Ltd.                Chairman of the Board
                             5160, boul. D carie        and Chief Operating
                             Bureau 665                 Officer
                             Montr al (Qu bec)
                             H3X 2H9
       Jacques A. Drouin     Laurentian Group           Chairman of the Board
                             Corporation                and Chief Operating
                             1100, Boul                 Officer
                             Ren -L vasque ouest
                             2e etage
                             Montreal (Qu bec)
                             H3B 4NY
       Andre LeBal           T l globe Canada inc       President and Chief
                             1000, de la Gaucheti re    Operating Officer
                             23e etage
                             Montreal (Qu bec)
                             H3B 4X5



                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Jean-Guy Paquet       Laurentian Life Inc        President,
                             500, Garde All e est
                             Qu bec (Qu bec)
                             G1R 5M4
       Anne Porier           Key Porier Books           President
                             70 the Esplanada
                             2d Floor
                             Toronto, Ontario
                             M5H 1R2
       Robert T. Raikich     Laurentian Capital         President and CEO
                             Corporation
                             630 Lee Road, # 303
                             Wayne, Pa. 19087
                             (Ms. Raikich is a U.S.
                             citizen)
       Robert St. Jacques    The Imperial Life          Chairman of the Board
                             Assurance Company of       and CEO
                             Canada
                             95 St. Clair Avenue
                             ouest
                             2d Floor
                             Toronto, Canada
                             M4V 1N7

       II.  OFFICERS

               Name                Home Address           Principal Occupation                ____                ____________
       Robert E. Brown       Laurentian Financial       Executive
                             Inc.                       Vice-President,
                             1100 Rene-Levasque         Toronto, Distribution
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Peter Dabbekeh        Laurentian Financial       Executive
                             Inc.                       Vice-President,
                             1100 Rene-Levasque         Investment Funds
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Mark Delvecchio       Laurentian Financial       Vice-President,
                             Inc.                       Mortgage Portfolio
                             1100 Rene-Levasque         Management
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Sylvie Dion           Laurentian Financial       Vice President and
                             Inc.                       Actuary
                             1100 Rene-Levasque
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Bernard Dorval        The Imperial Life          Executive Vice
                             Assurance                  President and Chief
                             Company of Canada          Operating Officer
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Jacques Drouin        Laurentian Financial       Chairman of the Board
                             Inc.
                             1100 Rene-Levasque
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Stephen R. Dube       Laurentian Financial       Senior Vice-President,
                             Inc.                       Mortgage and Corporate
                             1100 Rene-Levasque         Financing
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Richard Furland       Laurentian Financial       Executive Vice
                             Inc.                       President
                             1100 Rene-Levasque
                             Boulevard Oest, 2nd        Asset Management and
                             floor                      Corporate
                             Montreal, Qu bec           Finance
                             H3B 4NY
       Paul Gauthier         The Imperial Life          Executive Vice
                             Assurance                  President
                             Company of Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       John Gifoyle          The Imperial Life          Vice President,
                             Assurance                  Investments
                             Company of Canada
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Rod Holmes            Laurentian Financial       Vice-Pesident, Human
                             Inc.                       Resources and
                             1100 Rene-Levasque         Organizational
                             Boulevard Oest, 2nd        Development
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Brian Hurley          Laurentian Financial       Vice-President, Credit
                             Inc.                       (Mortgage and Corporate
                             1100 Rene-Levasque         Financing-MCF)
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       June Jaeklin          Laurentian Financial       Assistant
                             Inc.                       Vice-President,
                             1100 Rene-Levasque         Human Resources
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Michael Lebel         Laurentian Financial       Vice-President,
                             Inc.                       Central Region
                             1100 Rene-Levasque         (Mortgage and Corporate
                             Boulevard Oest, 2nd        Financing-MCF)
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Jacques LeBlanc       Laurentian Financial       Senior Vice-President
                             Inc.                       and Chief Technology
                             1100 Rene-Levasque         Officer
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Jerry O'shea          Laurentian Financial       Vice-President
                             Inc.                       Information Sstems for
                             1100 Rene-Levasque         Poducts and Service
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Jean-Guy Paquet       Laurentian Financial       Executive
                             Inc.                       Vice-Pesident,
                             1100 Rene-Levasque         Distribution Qu bec
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Ian Pollock           Laurentian Financial       Vice-President,
                             Inc.                       Western Region,
                             1100 Rene-Levasque         Mortgage and Corporate
                             Boulevard Oest, 2nd        Financing
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Pierre Rousseau       Laurentian Financial       Vice-President,
                             Inc.                       Affaires
                             1100 Rene-Levasque         Juridiques-Corportif
                             Boulevard Oest, 2nd        et Secretaire
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Claude Samson         Laurentian Financial       Senior Vice-President
                             Inc.                       and Chief Financial
                             1100 Rene-Levasque         Officer
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       Robert St. Jacques    The Imperial Life          Chairman of the Board
                             Assurance                  and
                             Company of Canada          Chief Executive Officer
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7
       Alain Thaveth         Laurentian Financial       Vice-President,
                             Inc.                       Planning
                             1100 Rene-Levasque
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY


                                                     EXHIBIT A
                                                     Page     of ___                                                             ___


       Genole Vachon         Laurentian Financial       Executive
                             Inc.                       Vice-President,
                             1100 Rene-Levasque         Product and Service
                             Boulevard Oest, 2nd
                             floor
                             Montreal, Qu bec
                             H3B 4NY
       David Wright          The Imperial Life          Senior Vice-President
                             Assurance                  and
                             Company of Canada          Chief Actuary
                             95 St. Clair Avenue
                             West
                             Toronto, Canada
                             M4V 1N7

                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


                    LIST OF DIRECTORS AND OFFICERS OF LA
                    CORPORATION DU GROUPE LA LAURENTIENNE

       I.  DIRECTORS

              Names              Business Address       Principal Occupation               _____              ________________
       Jean Arvis            Immeuble CFI, 4eetage      Adviser to the
                             21, rue de la Ville        President
                             l'Ev que
                             75008 Paris, France
                             (Mr. Arvis is a French
                             citizen)
       Allan L. Beattie      Eaton's of Canada          Vice Chairman of the
                             Limited                    Board
                             250 Yonge Street, 15th
                             Floor
                             Toronto, Ontario
                             M5B 1C6
       Andre J. Barque       La Corporation du          Vice-President,
                             Groupe la Laurentienne     Administration and
                             1100, boul. Ren            Secretary
                             Lev sque Ouest
                             25e etage
                             Montreal (Qu bec)
                             H3B 4N4
       Claude Castonguay     Laurentian Bank of         Chairman
                             Canada
                             1981, avenue McGill
                             College
                             Bureau 2070
                             Montreal (Qu bec)
                             H3A 3K3
       Jacques A. Drouin     The Laurentian Group       Chairman and CEO
                             Corporation
                             1100, boul.
                             Ren -L vesque Ouest
                             25e etage
                             Montreal (Qu bec)
                             H3B 4N4
       Pierre Ducros         Groupe DMR inc.            Chairman and CEO
                             1200, rue McGill
                             College
                             Bureau 2300
                             Montreal (Qu bec)
                             H3B 4G7
       Guy Dufresne          La Compagnie Miniere       President and CEO
                             Qu bec Cartier
                             1801, avenue McGill
                             College
                             Bureau 1400
                             Montreal (Qu bec)
                             H3A 2N4


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       George R. Eaton       The T. Eaton Company       President
                             Limited
                             250 Yonge Street, 15th
                             Floor
                             Toronto, Ontario
                             M5B 1C8
       Christina Gold        Avon Canada Inc.           Chairman, President and
                             550, route                 CEO
                             Transcanadienne
                             Pointe-Clair (Qu bec)
                             H9R 4R3
       Serge Gavin           La Groupe Videotron        President and CEO
                             Lt e
                             300, avenue Viger Est.
                             6e etage
                             Montreal (Qu bec)
                             H2X 3W4
       Remi Marcoux          Groupe Transcontinental    Chairman, President and
                             G.T.C. Lt e                CEO
                             1, place Ville-Marie,
                             Bureau 3315
                             Montreal (Qu bec)
                             H3B 3N2
       Lord Marsh of         Laurentian Financial       Executive Chairman of
       Mannington            Group plc. Laurentian      the Board
                             House
                             Barnwood, Gloucester
                             GL4 7R7
                             England
                             (Lord Marsh is a
                             British citizen)
       Michael A. Meighen,   Merrill Lynch Canada       Attorney, Meighen
       O.C.                  Centre,                    Demers
                             Sun Life Tower
                             200 King Street West,
                             11th Floor
                             Toronto, Ontario
                             M5H 3T4
       Guy Rivard            The Laurentian Group       Principal
                             Corporation                Vice-President
                             1100, boul.
                             Rene-Levesque Ouest
                             25e etage
                             Montreal (Qu bec)
                             H3B 4N4
       Charles Sirois        T l syt me National        Chairman and CEO
                             Lt e
                             1000, rue de la
                             Gauchetl re Ouest
                             24e etage
                             Montr al (Qu bec)
       Dicher Wedelstadt     Colonia Konzern AG         Chairman of the
                             Colonia Allee 10-20        Supervisory Board
                             Postfach 805050
                             5000 K ln 80, GERMANY
                             (Mr. Wedelstadt is a
                             German citizen)


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Patrick Werner        compagnie Financi re du    General Manager,
                             Groupe                     Financi re
                             Victoire
                             52, rue de la Victoire
                             75009 Paris, France
                             (Mr. Werner is a French
                             citizen)

       II.  OFFICERS

       Andr  J. Bourque      The Laurentian Group       Vice-President,
                             Corporation                Administration and
                             1100, boul.                Corporate
                             Ren -Levesque ouest,       Secretary
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY
       Jacques Drouin        The Laurentian Group       Chairman and CEO
                             Corporation
                             1100, boul.
                             Ren -Levesque ouest,
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY
       Claude E. Forget      The Laurentian Group       Vice President,
                             Corporation                Corporate
                             1100, boul.                Affairs
                             Ren -Levesque ouest,
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY
       Richard Gorest        The Laurentian Group       Vice President and
                             Corporation                Controller
                             1100, boul.
                             Ren -Levesque ouest,
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY
       Pierre Matuszewski    The Laurentian Group       Vice President and
                             Corporation                Treasurer
                             1100, boul.
                             Ren -Levesque ouest,
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY
       Pierre Melangon       The Laurentian Group       Vice President,
                             Corporation                Marketing
                             1100, boul.
                             Ren -Levesque ouest,
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY


                                                     EXHIBIT A
                                                     Page     of ___
                                                          ___


       Guy Rivard            The Laurentian Group       Senior Vice President,
                             Corporation                Finance
                             1100, boul.
                             Ren -Levesque ouest,
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY
       Louis Roy             The Laurentian Group       Principal
                             Corporation                Vice-President
                             1100, boul.
                             Ren -Levesque ouest,
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY
       Bernard Schilz        The Laurentian Group       Vice President,
                             Corporation                Taxation
                             1100, boul.
                             Ren -Levesque ouest,
                             25e etage
                             Montreal (Qu bec)
                             H3B 4NY
